UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2022

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Blvd, Charlotte, NC 28217

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 445-3060

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBD PR A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2022, Mr. Martin A. Sumichrast entered into a Separation Agreement (the “Separation Agreement”) with cbdMD, Inc. (the “Company”) and its subsidiaries whereby he resigned as the Company’s Chief Executive Officer, member of the Board of Directors, employee, and all other capacities from the Company, effective June 11, 2022. His resignation on June 11, 2022 was pursuant to Section 6(e) of his Employment Agreement dated April 19, 2022 (the “Employment Agreement”). Under the Separation Agreement, Mr. Sumichrast also agreed to release the Company, its shareholders, directors, officers, employees and agents from all claims, whether known or unknown, related to his employment. The agreement also contains customary non-disclosure and non-disparagement provisions.

In consideration for Mr. Sumichrast’s acknowledgments, representations, warranties, covenants, releases, and agreements set forth in the Separation Agreement, the Company agreed to pay Mr. Sumichrast $590,000, payable in accordance with the Company’s past payroll practices over a 16 month period, commencing within 21 days after June 11, 2022. As further consideration, the Company also agreed to pay Mr. Sumichrast a sum equal to the cost for Mr. Sumichrast to continue his current medical insurance coverage for 12 months through the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), commencing within 21 days after June 11, 2022. In further consideration, subject to Mr. Sumichrast's compliance with the Separation Agreement, the Company shall issue 400,000 Restricted Stock Units (“RSU”) to acquire restricted shares of Common Stock to Mr. Sumichrast, vesting as follows: 200,000 RSUs to vest on July 1, 2022 and 200,000 RSUs to vest on January 1, 2023. Previously issued and unvested RSUs terminate in accordance with the grants and Separation Agreement. The description of the terms and conditions of the Separation Agreement with Mr. Sumichrast is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.1 to this report.

Item 7.01 Regulation FD Disclosure

On June 13, 2022, the Company issued a press release announcing the resignation of Mr. Sumichrast as the Company’s Chief Executive Officer, member of the Board of Directors, employee and all other capacities, as detailed in Item 5.02 of this current report, Form 8-K. A copy of the press release is being furnished as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

10.1	Separation Agreement dated June 11, 2022				Filed
99.1	cbdMD, Inc., Press Release dated June 13, 2022				Furnished

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: June 13, 2022	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Financial Officer

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